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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Amendment No. 5 to Form S-3 of our report dated November 14, 1997, except for Note 9 as to which the date is December 29, 1997, relating to the financial statements which appears in the Harvard Industries, Inc. Annual Report on Form 10-K for the year ended September 30, 1999.


                                                  /s/ PRICEWATERHOUSECOOPERS LLP
                                                  ------------------------------
                                                   PricewaterhouseCoopers LLP

Tampa, FL
January 31, 2000